UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): February 24, 2021
GRAPHIC PACKAGING HOLDING COMPANY
GRAPHIC PACKAGING INTERNATIONAL, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422
Delaware	033-80475	84-0772929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1500 Riveredge Parkway, Suite 100
Atlanta, Georgia 30328
(Address of principal executive offices)
(Zip Code)
(770) 240-7200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	GPK	New York Stock Exchange
Securities registered pursuant to section 12(g) of the Act:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
The following information shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
During the period of February 12-16, 2021, winter storms produced significant snow and damaging ice in portions of the United States. The mill facilities of Graphic Packaging Holding Company (together with its subsidiaries, the “Company”) in Texarkana, Texas and West Monroe, Louisiana were impacted by the storms, the resulting power disruptions and natural gas curtailments. Both mills experienced unplanned downtime and incurred unfavorable financial impacts from reduced fixed cost absorption, higher energy costs, necessary repairs and start-up expenses to bring the mills back online. The Company was able to minimize impact to customers by utilizing existing inventory and other facilities.
The financial impact from the outages and costs incurred to bring both mills back online continues to be assessed and is currently projected to be in a range of $15 to $20 million. As a result of these outages and regularly scheduled maintenance impacts in the first quarter, the Company now anticipates first quarter 2021 Adjusted EBITDA to be in a range of $245 million to $255 million.

Forward-Looking Statements

Certain statements regarding the expectations of the Company, including but not limited to, the projected financial effect of the recent storms and resulting power outages and Adjusted EBITDA for the first quarter of 2021, are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on available operating, financial and other information and are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and its present expectations. These risks include but are not limited to higher actual costs and further power disruptions. Undue reliance should not be placed on these forward-looking statements, as such statements speak only as of the date on which they are made and the Company undertakes no obligation to update such statements, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY
GRAPHIC PACKAGING INTERNATIONAL, LLC
(Registrant)

Date: February 24, 2021	By: /s/ Lauren S. Tashma
Lauren S. Tashma
Executive Vice President, General Counsel and Secretary